UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 26, 2016 (October 26, 2016)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously reported in a Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation (the “Company”) with the Securities and Exchange Commission on October 8, 2015, the Company and FW Acquisition, LLC (“FW”), a wholly owned subsidiary of the Company, entered into (1) a Share Purchase Agreement, as amended (the “Share Purchase Agreement”), relating to Faiveley Transport, S.A. (“Faiveley”) among Financière Faiveley S.A., Famille Faiveley Participations, a sociètè par actions simplièe, Mr. Francois Faiveley and Mr. Erwan Faiveley (collectively, the “Sellers”), (2) a Tender Offer Agreement among the Company, FW and Faiveley, as amended (the “Tender Offer Agreement”) and (3) a Shareholder’s Agreement (together with the Share Purchase Agreement and the Tender Offer Agreement, the “Transaction Agreements”), among the Company and the Sellers. The Transaction Agreements provide for the acquisition of a majority stake in Faiveley by FW, followed by a tender offer pursuant to which FW would offer to acquire the remaining outstanding shares of Faiveley (together, the “Acquisition”). Closing of the Acquisition is subject to various conditions, including completion of regulatory requirements, and is expected to occur in the fourth quarter of 2016.

The Company is furnishing this Current Report on Form 8-K to provide certain historical financial statements of Faiveley, as publicly filed by Faiveley. The consolidated financial statements of Faiveley included as Exhibit 99.1 to this Current Report on Form 8-K are as of March 31, 2016 and for the year then ended, including the footnotes thereto. The consolidated financial statements of Faiveley included as Exhibit 99.2 to this Current Report on Form 8-K are as of March 31, 2015 and for the year then ended, including the footnotes thereto. The consolidated financial statements of Faiveley included in Exhibits 99.1 and 99.2 were prepared in accordance with International Financial Reporting Standards as adopted by the European Union, which differs in certain significant respects from U.S. generally accepted accounting principles (U.S. GAAP), and were audited in accordance with auditing standards generally accepted in France, which differ in certain significant respects from auditing standards generally accepted in the United States. Independent auditors’ reports of PricewaterhouseCoopers Audit, Faiveley’s independent auditors, are also included in Exhibits 99.1 and 99.2. The Company did not participate in the preparation or audit of the historical financial statements of Faiveley included in Exhibits 99.1 and 99.2 and cannot guarantee the accuracy of the information therein.

Attached as Exhibit 99.3 and incorporated herein by reference is certain unaudited pro forma condensed combined financial information as of June 30, 2016 and for the year ended December 31, 2015 and the six months ended June 30, 2016, including footnotes thereto. The unaudited pro forma condensed combined financial information included in Exhibit 99.3 gives effect to the Acquisition as described therein.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Consolidated financial statements of Faiveley Transport S.A. as of March 31, 2016 and for the year then ended.

99.2	Consolidated financial statements of Faiveley Transport S.A. as of March 31, 2015 and for the year then ended.

99.3	Unaudited pro forma condensed combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2016

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Consolidated financial statements of Faiveley Transport S.A. as of March 31, 2016 and for the year then ended.

99.2	Consolidated financial statements of Faiveley Transport S.A. as of March 31, 2015 and for the year then ended.

99.3	Unaudited pro forma condensed combined financial information.